**AMENDMENT NO. 18**

to the

**VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT**

**Effective March 1, 2005**

Between

**JACKSON NATIONAL LIFE INSURANCE COMPANY of NEW YORK**
("CEDING COMPANY")

and

**ACE TEMPEST LIFE REINSURANCE LTD.**
("REINSURER")

Effective April 27, 2015, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective September 15, 2014 and April 27, 2015. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement,* Amendment # 17, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company of New York

By [signature]

Name Russell Peck

Title VP

Date 7/6/15

ACE Tempest Life Reinsurance Ltd.

By [signature]

Name ALBERTO AUTMEZGUINE SVP & Chief Actuary

Title

Date 6/30/15

## SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

| | Comment | Product Availability |
|---|---|---|
| | • New 4/6/2009<br>• Name changed from JNL Institutional Alt 65 Fund effective 4/27/2015 | All |
| location Fund | New 4/30/2012 | All |
| l Capitalization Fund | New 5/3/2010 | All |
| cation Fund | New 4/30/2012 | All |
| Fund | New 5/3/2010 | All |
| Fund | New 5/3/2010 | All |
| me Fund | New 5/3/2010 | All |
| come and Growth Fund | New 5/3/2010 | All |
| l Fund | New 5/3/2010 | All |
| gy Fund | New 4/27/2015 | All |
| rities Strategy Fund | • New 1/16/2007<br>• Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009.<br>• Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund.<br>• Effective 4/29/2013 name changed from JNL/BlackRock Commodity Securities Fund | All |
| Fund | New 10/11/2010 | All |
| re and MLP Fund | • New 12/12/2011<br>• Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund. | All |
| nced Fund | Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007 | All |
| rsified Research Fund | Name changed from JNL/Select Global Growth Fund effective 12/3/2007 | All |
| | Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012 | All |
| | | All |

| Comment | Product Availability |
|---|---|
| • New 3/31/2008<br>• Name changed from JNL/PAM Asia ex-Japan Fund effective 4/30/2012 | All |
| • New 3/31/2008;<br>• Name changed from JNL/PAM China-India Fund effective 4/30/2012 | All |
| New 1/16/2007 | All |
| • New 1/16/2007<br>• Effective 9/16/2013, JNL/M&G Global Leaders Fund merged into this fund. | All |
| New 12/12/2011 | All |
| New 5/1/2006 | All |
| • New 12/3/2007<br>• Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010 | All |
| New 1/16/2007 | All |
| New 5/2/05 | All |
| Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007. | All |
| New 10/6/2008 | All |
| New 5/2/05 | All |
| • New 1/16/2007.<br>• Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short. | All |
| New 4/6/2009 | All |
| New 4/6/2009 | All |
| New 4/6/2009 | All |
| • Named changed from JNL/Putnam International Equity Fund on 5/2/05 and from JNL/JPM International Equity Fund on 12/3/2007.<br>• Effective 10/11/2010, name changed from JNL/AIM International Growth Fund | All |
| Name changed from JNL/AIM Large Cap Growth Fund effective 10/11/2010. | All |

Subaccounts

| Fund Name |
|---|
| JNL Alt 65 |
| JNL/American Funds Balanced Allocation Fund |
| JNL/American Funds Global Small Capitalization Fund |
| JNL/American Funds Growth Allocation Fund |
| JNL/American Funds New World Fund |
| JNL/American Funds International Fund |
| JNL/American Funds Growth-Income Fund |
| JNL/American Funds Blue Chip Income and Growth Fund |
| JNL/American Funds Global Bond Fund |
| JNL/AQR Managed Futures Strategy Fund |
| JNL/ BlackRock Commodity Securities Strategy Fund |
| JNL/BlackRock Global Allocation Fund |
| JNL/Brookfield Global Infrastructure and MLP Fund |
| JNL/Capital Guardian Global Balanced Fund |
| JNL/Capital Guardian Global Diversified Research Fund |
| JNL/DFA US Core Equity Fund |
| JNL/Eagle Small Cap Equity Fund |

| Fund Name | Comment |
| --- | --- |
| JNL/Eastspring Investments Asia ex-Japan Fund | • New 3/31/2008<br>• Name changed from J<br>effective 4/30/2012 |
| JNL/Eastspring Investments China-India Fund | • New 3/31/2008;<br>• Name changed from J<br>effective 4/30/2012 |
| JNL/Franklin Templeton Founding Strategy | New 1/16/2007 |
| JNL/Franklin Templeton Global Growth | • New 1/16/2007<br>• Effective 9/16/2013, J<br>merged into this fund. |
| JNL/Franklin Templeton Global Multi-sector Bond Fund | New 12/12/2011 |
| JNL/Franklin Templeton Income Fund | New 5/1/2006 |
| JNL/Franklin Templeton International Small Cap Growth Fund | • New 12/3/2007<br>• Name changed from J<br>Small Cap Fund effec |
| JNL/Franklin Templeton Mutual Shares | New 1/16/2007 |
| JNL/Franklin Templeton Small Cap Value Fund | New 5/2/05 |
| JNL/Goldman Sachs Core Plus Bond Fund | Name changed from JNL/<br>Fund effective 5/1/2006, f<br>Fund effective 1/16/2007,<br>Strategic Bond Fund effec |
| JNL/Goldman Sachs Emerging Markets Debt Fund | New 10/6/2008 |
| JNL/Goldman Sachs Mid Cap Value Fund | New 5/2/05 |
| JNL/Goldman Sachs U.S. Equity Flex | • New 1/16/2007.<br>• Effective 10/11/2010,<br>Suisse Long/Short. |
| JNL Institutional Alt 20 Fund | New 4/6/2009 |
| JNL Institutional Alt 35 Fund | New 4/6/2009 |
| JNL Institutional Alt 50 Fund | New 4/6/2009 |
| JNL/ Invesco International Growth Fund | • Named changed from<br>Fund on 5/2/05 and fr<br>Fund on 12/3/2007.<br>• Effective 10/11/2010<br>International Growth |
| JNL/ Invesco Large Cap Growth Fund | Name changed from JNL<br>effective 10/11/2010. |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/ Invesco Global Real Estate Fund | • New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective 10/6/2008.<br>• Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund | All |
| JNL/ Invesco Small Cap Growth Fund | Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010. | All |
| JNL/Ivy Asset Strategy | New 9/28/2009 | All |
| JNL/JPMorgan International Value Fund | | All |
| JNL/JPMorgan Mid Cap Growth Fund | • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007.<br>• Also, the JNL/Putnam Midcap Growth Fund was merged into this fund effective 12/3/2007. | All |
| JNL/ JPMorgan U.S. Government & Quality Bond Fund | Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007. | All |
| JNL/Lazard Emerging Markets Fund | New 5/1/2006 | All |
| JNL/Invesco Mid Cap Value Fund | • Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008<br>• Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund. | All |
| JNL/M&G Global Basics Fund | • New 10/6/2008<br>• Effective 4/28/2014 merged into JNL/Oppenheimer Global Growth Fund. | All |
| JNL/M&G Global Leaders Fund | • New 10/6/2008<br>• Effective 9/16/2013, merged into JNL/Franklin Templeton Global Growth. | All |
| JNL/Mellon Capital 10 x 10 Fund | New 4/30/2007 | All |
| JNL/Mellon Capital 25 Fund | Effective 5/1/2006, the JNY version was merged into the JNL version. | All |
| JNL/Mellon Capital Bond Index Fund | | All |
| JNL/Mellon Capital Communications Sector Fund | | All |
| JNL/Mellon Capital Consumer Brands Sector Fund | | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund | New 4/30/2012 | All |
| JNL/Mellon Capital Emerging Markets Index Fund | New 12/12/2011 | All |
| JNL/Mellon Capital Oil & Gas Sector Fund | Name changed from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005. | All |
| JNL/Mellon Capital European 30 Fund | New 10/6/2008 | All |
| JNL/Mellon Capital Financial Sector Fund | | All |
| JNL/Mellon Capital International Index Fund | | All |
| JNL/Mellon Capital Index 5 Fund | New 4/30/2007 | All |
| JNL/Mellon Capital JNL 5 Fund | Effective 4/30/2007, the JNL/Mellon Capital Management Dow℠ 10 Fund , the JNL/Mellon Capital Management S&P® 10 Fund , and the JNL/Mellon Capital Management Global 15 Fund merged with this fund. | All |
| JNL/Mellon Capital JNL Optimized 5 Fund | • New 5/1/2006<br>• Effective 4/27/2015 merged into JNL/Mellon Capital JNL 5 Fund | All |
| JNL/Mellon Capital Healthcare Sector Fund | Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05 | All |
| JNL/Mellon Capital NYSE® International 25 Fund | • New 4/30/2007<br>• Effective 9/15/2014 merged into JNL/Mellon Capital International Index Fund | All |
| JNL/Mellon Capital Pacific Rim 30 Fund | New 10/6/2008 | All |
| JNL/Mellon Capital S&P® SMid 60 Fund | New 4/30/2007. | All |
| JNL/Mellon Capital S&P® 24 Fund | New 5/1/2006 | All |
| JNL/Mellon Capital S&P 400 Mid Cap Index Fund | | All |
| JNL/Mellon Capital S&P 500 Index Fund | • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund.<br>• Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund.<br>• Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund. | All |
| JNL/Mellon Capital Select Small-Cap Fund | • Effective 5/1/2006, the JNY version was merged into the JNL version.<br>• Effective 9/16/2013, merged into JNL/Mellon Capital Small Cap Index Fund. | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/Mellon Capital Small Cap Index Fund | • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund.<br>• Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund. | All |
| JNL/Mellon Capital Technology Sector Fund | | All |
| JNL/Mellon Capital Dow SM Dividend Fund | • New 1/17/2006<br>• Effective 9/16/2013, merged into JNL/S&P Dividend Income & Growth Fund. | All |
| JNL/Mellon Capital VIP Fund | Effective 9/16/2013, merged into JNL/Mellon Capital S&P 500 Index Fund. | All |
| JNL/Mellon Capital Nasdaq 25® Fund | Name changed from JNL/Mellon Capital Nasdaq® 15 Fund effective 12/3/2007 | All |
| JNL/Mellon Capital Value Line 30® Fund | • Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007<br>• Effective 4/27/2015 merged into JNL/Mellon Capital S&P 24 Fund | All |
| JNL/Mellon Capital Global Alpha Fund | • New 9/28/2009<br>• Effective 4/27/2015 merged into JNL/AQR Managed Futures Strategy Fund | All |
| JNL/Morgan Stanley Mid Cap Growth Fund | New 4/30/2012 | All |
| JNL/Neuberger Berman Strategic Income Fund | New 4/30/2012 | All |
| JNL/Oppenheimer Global Growth Fund | Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund. | All |
| JNL/PIMCO Real Return | New 1/16/2007 | All |
| JNL/PIMCO Total Return Bond Fund | | All |
| JNL/PPM America Floating Rate Income Fund | New 5/2/2011 | All |
| JNL/ PPM America High Yield Bond Fund | Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007. | All |
| JNL/PPM America Mid-Cap Value Fund | New 3/31/2008 | All |
| JNL/PPM America Small Cap Value Fund | New 3/31/2008 | All |
| JNL/PPM America Total Return Fund | New 4/27/2015 | All |
| JNL/PPM America Value Equity | Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007 | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/Red Rocks Listed Private Equity Fund | New 10/6/2008 | All |
| JNL/S&P 4 Fund | New 12/3/2007 | All |
| JNL/S&P Competitive Advantage Fund | New 12/3/2007 | All |
| JNL Disciplined Growth | • New 1/16/2007<br>• Name changed from JNL/S&P Disciplined Growth effective 8/29/2011 | All |
| JNL Disciplined Moderate | • New 1/16/2007<br>• Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011 | All |
| JNL Disciplined Moderate Growth | • New 1/16/2007<br>• Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011 | All |
| JNL/S&P Dividend Income & Growth Fund | • New 12/3/2007<br>• Effective 9/16/2013, JNL/ Mellon Capital Dow SM Dividend Fund merged into this fund. | All |
| JNL/S&P Intrinsic Value Fund | New 12/3/2007 | All |
| JNL/S&P Managed Aggressive Growth Fund | | All |
| JNL/S&P Managed Conservative Fund | | All |
| JNL/S&P Managed Growth Fund | Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund were merged into this fund | All |
| JNL/S&P Managed Moderate Fund | Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund. | All |
| JNL/S&P Managed Moderate Growth Fund | Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund. | All |
| JNL/S&P Mid 3 | New 4/28/2014 | All |
| JNL/S&P Total Yield Fund | New 12/3/2007 | All |
| JNL/T. Rowe Price Established Growth Fund | • JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.<br>• JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007. | All |
| JNL/T. Rowe Price Mid-Cap Growth Fund | | All |
| JNL/T. Rowe Price Short Term Bond Fund | • New 5/1/2006 –<br>• Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009 | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/T. Rowe Price Value Fund | | All |
| JNL/BlackRock Large Cap Select Growth Fund | • Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007.<br>• Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012<br>• Effective 9/16/2013, named changed from JNL/UBS Large Cap Select Growth Fund. | All |
| JNL/WMC Balanced | Name changed from JNL/Select Balanced effective 5/2/2011 | All |
| JNL/WMC Money Market | Name changed from JNL/Select Money Market effective 5/2/2011 | All |
| JNL/WMC Value | Name changed from JNL/Select Value effective 5/2/2011 | All |
| | | |
| **JNL General Account** | | |
| Guaranteed Five Year Fixed | | All but Perspective A Series and Advisors II |
| Guaranteed One Year Fixed | | All but Advisors II |
| Guaranteed Seven Year Fixed | | All but Perspective A Series and Advisors II |
| Guaranteed Three Year Fixed | | All but Perspective A Series and Advisors II |
| 12 Month DCA | | All |
| 6 Month DCA | | All |

Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds.